AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 1996

                                                SECURITIES ACT FILE NO. 2-78702
                                       INVESTMENT COMPANY ACT FILE NO. 811-3534

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]
                                                                            [X]
                     POST-EFFECTIVE AMENDMENT NO. 15
                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                            [X]
                                                                            [X]
                             AMENDMENT NO. 18
                       (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                   MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

800 SCUDDERS MILL ROAD PLAINSBORO, NEW JERSEY            08536
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 ARTHUR ZEIKEL
 MERRILL LYNCH U.S.A. GOVERNMENT RESERVES 800 SCUDDERS MILL ROAD, PLAINSBORO,
  NEW JERSEY MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  COPIES TO:

   PHILIP L. KIRSTEIN, ESQ.         COUNSEL FOR THE FUND:                MARK B. GOLDFUS, ESQ.
    MERRILL LYNCH                     BROWN & WOOD LLP                      MERRILL LYNCH
   ASSET MANAGEMENT                 ONE WORLD TRADE CENTER                 ASSET MANAGEMENT
    P.O. BOX 9011                 NEW YORK, NEW YORK 10048-0557             P.O. BOX 9011
  PRINCETON, N.J. 08543-9011    ATTENTION: THOMAS R. SMITH, JR., ESQ.   PRINCETON, N.J. 08543-9011






  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
              [X] immediately upon filing pursuant to paragraph (b)
              [_] on (date) pursuant to paragraph (b)
              [_] 60 days after filing pursuant to paragraph (a)(1)
              [_] on (date) pursuant to paragraph (a)(1)
              [_] 75 days after filing pursuant to paragraph (a)(2)
              [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

                               ----------------

  IF APPROPRIATE, CHECK THE FOLLOWING BOX:
              [_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON OCTOBER 22, 1996.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------
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
                                         PROPOSED       PROPOSED
                          AMOUNT OF      MAXIMUM        MAXIMUM
  TITLE OF SECURITIES   SHARES BEING  OFFERING PRICE   AGGREGATE       AMOUNT OF
   BEING REGISTERED      REGISTERED      PER UNIT    OFFERING PRICE REGISTRATION FEE
------------------------------------------------------------------------------------
Shares of Beneficial
 Interest (par value
 $.10 per share)....... 1,504,784,157     $1.00          $0.00            $100

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 1,504,454,157 Shares of Beneficial Interest.
 (3) None of the Shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.
 (4) All of the Shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

-------------------------------------------------------------------------------
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

                    MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A ITEM NO.
 -------------
 PART A                                                    LOCATION
 ------                                                    --------
    Item  1.  Cover Page.................   Cover Page
    Item  2.  Synopsis...................   Fee Table
    Item  3.  Condensed Financial           Financial Highlights; Yield Informa-
               Information...............    tion
    Item  4.  General Description of        Investment Objectives and Policies;
               Registrant................    Additional Information
    Item  5.  Management of the Fund.....   Fee Table; Management of the Fund;
                                             Portfolio Transactions; Inside Back
                                             Cover Page
    Item  5A. Management's Discussion of
               Fund Performance..........   Not Applicable
    Item  6.  Capital Stock and Other
               Securities................   Cover Page; Additional Information
    Item  7.  Purchase of Securities        Cover Page; Fee Table; Purchase of
               Being Offered.............    Shares; Redemption of Shares;
                                             Additional Information; Inside Back
                                             Cover Page
    Item  8.  Redemption or Repurchase...   Purchase of Shares; Redemption of
                                             Shares
    Item  9.  Pending Legal Proceedings..   Not Applicable
 PART B
 ------
    Item 10.  Cover Page.................   Cover Page
    Item 11.  Table of Contents..........   Back Cover Page
    Item 12.  General Information and
               History...................   Not Applicable
    Item 13.  Investment Objectives and
               Policies..................   Investment Objectives and Policies
    Item 14.  Management of the Fund.....   Management of the Fund
    Item 15.  Control Persons and
               Principal Holders of
               Securities................   Management of the Fund
    Item 16.  Investment Advisory and       Management of the Fund; Purchase of
               Other Services............    Shares; General Information
    Item 17.  Brokerage Allocation.......   Portfolio Transactions
    Item 18.  Capital Stock and Other
               Securities................   General Information
    Item 19.  Purchase, Redemption and
               Pricing of Securities        Purchase of Shares; Redemption of
               Being Offered.............    Shares; Purchase and Redemption of
                                             Shares Through Merrill Lynch Retire-
                                             ment Plans; Determination of Net As-
                                             set Value; Shareholder Services
    Item 20.  Tax Status.................   Taxes
    Item 21.  Underwriters...............   Purchase of Shares
    Item 22.  Calculations of Performance
               Data......................   Yield Information
    Item 23.  Financial Statements.......   Financial Statements
 PART C
 ------

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

DECEMBER 23, 1996

                    MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  The investment objectives of Merrill Lynch U.S.A. Government Reserves (the "Fund") are to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short-term marketable securities, including variable rate securities, which are direct obligations of the U.S. Government, and repurchase agreements pertaining to such securities. For purposes of its investment policies, the Fund defines short-term securities as securities having a maturity of no more than 762 days (25 months). Management of the Fund expects that substantially all of the assets of the Fund will be invested in securities maturing in less than one year, but at times some portion may have longer maturities not exceeding two years.

  The net income of the Fund is declared as dividends daily and reinvested at net asset value in additional shares. The Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured. In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

  Shares of the Fund may be purchased at their net asset value without any sales charge. The minimum initial purchase is $5,000 and subsequent purchases generally must be $1,000 or more. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100. The minimum initial purchase with respect to pension, profit sharing, individual retirement and certain other retirement plans is $100 and the minimum subsequent purchase with respect to these plans is $1, except that the minimum purchase requirements are waived for purchases of Fund shares by certain employer sponsored retirement or savings plans. The minimum initial purchase under the Merrill Lynch BlueprintSM Program is $500 (or $50 if the shareholder elects to participate in the automatic investment of sale proceeds option on the Merrill Lynch BlueprintSM Program application form) and the minimum subsequent purchase is $50. Shares may be redeemed at any time at net asset value as described herein. See "Purchase of Shares" and "Redemption of Shares".

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081, Tel. No.
(609) 282-2800, or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). See "Purchase of Shares".

                               ----------------

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION NOR  HAS THE SECURITIES AND  EXCHANGE COMMISSION PASSED
   UPON THE ACCURACY  OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Fund, dated December 23, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

      ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS
    FOR THE YEAR ENDED AUGUST 31, 1996):
   --------------------------------------
   Investment Advisory Fees (a).......................................     .45%
   Rule 12b-1 Fees (b)................................................     .12
   Shareholder Servicing Fees (c).....................................     .18
   Other Expenses.....................................................     .07
                                                                           ---
   Total Fund Operating Expenses......................................     .82%
                                                                           ===

--------
(a) See "Management of the Fund--Management and Advisory Arrangements"--page 7.
(b) See "Purchase of Shares--Distribution Plan"--page 9.
(c) See "Management of the Fund--Transfer Agency Services"--page 8.

                                    EXAMPLE:

                                 CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                 -------------------------------------------
                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                 -------------------- ---------- -----------
   An investor would pay the
   following expenses on a
   $1,000 investment, assuming
   an operating expense ratio
   of 0.82% and a 5% annual re-
   turn throughout the periods.   $        8 $       26 $       46 $       101

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. The example should not be considered a representation of past or future expenses or annual rate of return and actual expenses or annual rate of return may be more or less than those assumed for purposes of the example.

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended August 31, 1996 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.

                                                         FOR THE YEAR ENDED AUGUST 31,
                           ------------------------------------------------------------------------------------------------------
                             1996      1995      1994      1993      1992      1991       1990       1989       1988       1987
                           --------  --------  --------  --------  --------  --------   --------   --------   --------   --------
INCREASE (DECREASE) IN
NET ASSET VALUE:
PER SHARE OPERATING PER-
FORMANCE:
Net asset value,
beginning of year........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           --------  --------  --------  --------  --------  --------   --------   --------   --------   --------
 Investment income--net..     .0474     .0472     .0280     .0248     .0365     .0602      .0755      .0813      .0607      .0521
 Realized and unrealized
 gain (loss) on
 investments--net........    (.0002)    .0017    (.0007)    .0007     .0046     .0013      .0004        --         --       .0003
                           --------  --------  --------  --------  --------  --------   --------   --------   --------   --------
Total from investment
operations...............     .0472     .0489     .0273     .0255     .0411     .0615      .0759      .0813      .0607      .0524
                           --------  --------  --------  --------  --------  --------   --------   --------   --------   --------
Less dividends and dis-
tributions:
 Investment income--net..    (.0474)   (.0472)   (.0280)   (.0248)   (.0365)   (.0602)    (.0755)    (.0813)    (.0607)    (.0521)
 Realized gain on invest-
 ments--net..............    (.0003)   (.0007)   (.0002)   (.0013)   (.0038)   (.0013)*   (.0004)*      --         --      (.0003)*
                           --------  --------  --------  --------  --------  --------   --------   --------   --------   --------
Total dividends and
distributions............    (.0477)   (.0479)   (.0282)   (.0261)   (.0403)   (.0615)    (.0759)    (.0813)    (.0607)    (.0524)
                           --------  --------  --------  --------  --------  --------   --------   --------   --------   --------
Net asset value, end of
year.....................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ========  ========  ========  ========  ========  ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:.      4.89%     4.89%     2.85%     2.64%     4.15%     6.37%      8.02%      8.43%      6.22%      5.33%
                           ========  ========  ========  ========  ========  ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET
ASSETS:
Expenses.................       .82%      .85%      .81%      .75%      .75%      .73%       .81%       .84%       .80%       .77%
                           ========  ========  ========  ========  ========  ========   ========   ========   ========   ========
Investment income and re-
alized gain on invest-
ments--net...............      4.78%     4.79%     2.82%     2.61%     4.10%     6.07%*     7.57%*     8.15%*     6.07%*     5.24%*
                           ========  ========  ========  ========  ========  ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year
(in thousands)...........  $554,285  $558,929  $544,174  $575,044  $584,067  $658,207   $438,829   $302,519   $260,959   $227,840
                           ========  ========  ========  ========  ========  ========   ========   ========   ========   ========

----
 * Includes unrealized gain (loss).

                               YIELD INFORMATION

  Set forth below is yield information for the indicated seven-day periods, computed to include and exclude realized and unrealized gains and losses, and information as to the compounded annualized yield, excluding gains and losses, for the same periods.

                                                   SEVEN-DAY PERIOD ENDED
                                              ---------------------------------
                                              AUGUST 31, 1996 NOVEMBER 30, 1996
                                              --------------- -----------------
   Including gains and losses................      4.56%            4.62%
   Excluding gains and losses................      4.56%            4.61%
   Compounded annualized yield...............      4.67%            4.72%
   Average maturity of portfolio at end of
    period...................................     66 days          80 days

  The yield of the Fund refers to the income generated by an investment in the Fund over a stated seven-day period. This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.

  The yield on Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

  On occasion, the Fund may compare its yield to (1) the Donoghue's Domestic Prime Funds Average, an average compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, or (4) the yield on an investment in 91-day Treasury bills on a rolling basis, assuming quarterly compounding. As with yield quotations, yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Fund are to seek preservation of capital, liquidity and the highest possible current income consistent with these objectives available from investing in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Government, and repurchase agreements pertaining to such securities with banks and securities dealers. The investment objectives are fundamental policies of the Fund which may not be changed without a vote of the majority of the outstanding shares of the Fund.

  Investment in the Fund offers several benefits. The Fund seeks to provide as high a yield potential as is available, consistent with the preservation of capital, from short-term U.S. Government securities utilizing professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and seeks reduced risk resulting from diversification of assets. There can be no assurance that the investment objectives of the Fund will be realized. Certain expenses are borne by investors, including advisory and management fees, administrative costs and operational costs.

  In managing the Fund, Merrill Lynch Asset Management, L.P. (the "Manager") will employ a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based on its assessment of the relative values of the various securities and future interest rate patterns. These assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager also will seek to improve yield by taking advantage of yield disparities that regularly occur between securities of a similar kind. For example, market conditions frequently result in similar securities trading at different prices. The Fund seeks to enhance yield by purchasing and selling securities based on these yield disparities.

  Direct U.S. Government obligations consist of securities issued or guaranteed as to principal and interest by the United States and which are backed by the full faith and credit of the United States. Marketable securities issued by the U.S. Government consist of U.S. Treasury bills, notes and bonds which differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable U.S. Government security, have a maturity of up to one year and are issued on a discount basis. U.S. Government agency securities which are backed by the full faith and credit of the United States include securities guaranteed by the Export-Import Bank of the United States and the Small Business Administration. The Fund may invest in variable rate direct U.S. Government obligations. Such obligations are securities on which the interest rate is adjusted periodically prior to their stated maturity at stated intervals (usually at 30, 90 or 180 day intervals) based on a predetermined index or interest rate. The Fund may invest in direct obligations of the U.S. Government by purchasing component parts of U.S. Treasury bonds or other U.S. Government or U.S. Government agency securities through the acquisition of deposit receipts which evidence ownership of direct interests in such component parts of U.S. Government securities. The Fund may not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or U.S. Government-sponsored enterprises which are not backed by the full faith and credit of the United States.

  The Fund may invest in the U.S. Government securities described above pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, on entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

  Preservation of capital is a prime investment objective of the Fund, and the U.S. Government obligations in which it will invest generally are considered to have the lowest principal risk among money market securities. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. With respect to repurchase agreements there is also the risk of the failure of parties involved to return the securities involved in such transactions, in which event the Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

  The Fund may purchase U.S. Government securities on a forward commitment basis at fixed purchase terms with periods of up to 90 days between the commitment and settlement dates. The purchase will be recorded on the date the Fund enters into the commitment and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its Custodian consisting of cash or U.S. Government securities having a market value at all times at least equal to the amount of the forward commitment. Although the Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so. There can, of course, be no assurance that the judgments on which these techniques are based will be accurate or that such techniques when applied will be effective.

  For purposes of its investment policies, the Fund defines short-term securities as securities having maturities of not more than 762 days (25 months). Management of the Fund expects that most of the assets of the Fund will be invested in securities maturing in not more than 397 days (13 months), but at times some portion may have maturities up to 762 days (25 months). The maturity of variable rate obligations is deemed to be the next date on which the interest rate is to be adjusted. The dollar-weighted average maturity of the Fund's portfolio will not exceed 90 days. During the fiscal year ended August 31, 1996, the average maturity of its portfolio ranged from 51 days to 88 days.

  Investment Restrictions. The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Among the more significant restrictions, the Fund may not: (1) purchase any securities other than short-term marketable securities which are direct obligations of the U.S. Government, and repurchase agreements and purchase and sale contracts pertaining to such securities as defined under "Investment Objectives and Policies"; (2) enter into repurchase agreements and purchase and sale contracts referred to in (1) with any one bank or primary dealer, if, immediately thereafter, more than 5% of the value of its total assets (taken at market value) would be invested in repurchase agreements and purchase and sale contracts with such bank or primary dealer, except that, with respect to 25% of the Fund's total assets, the Fund may invest up to 10% of its total assets in repurchase agreements and purchase and sale contracts with any one bank; or (3) enter into repurchase agreements or purchase and sale contracts if, as a result thereof, more than 10% of its total assets (taken at market value at the time of each investment) would be subject to repurchase agreements or purchase and sale contracts maturing in more than seven days.

                            MANAGEMENT OF THE FUND

TRUSTEES

  The Board of Trustees of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Trustees of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Trustees of the Fund are:

  Arthur Zeikel*--President of the Manager and its affiliate, Fund Asset Management, L.P. ("FAM"); President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co."); and Director of the Distributor.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  M. Colyer Crum--James R. Williston Professor of Investment Management Emeritus, Harvard Business School.

  Edward H. Meyer--Chairman of the Board of Directors, President and Chief Executive Officer of Grey Advertising Inc.

  Jack B. Sunderland--President and Director of American Independent Oil Company, Inc. (an energy company).

  J. Thomas Touchton--Managing Partner of The Witt-Touchton Company (a private investment partnership).
--------
*Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager, which is owned and controlled by ML & Co., a financial services holding company, acts as the investment adviser for the Fund and provides the Fund with management services. The Manager, or an affiliate, FAM, acts as the investment adviser for more than 130 registered investment companies. The Manager also provides investment advisory services to individual and institutional accounts. As of November 30, 1996, the Manager and FAM had a total of $235 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Board of Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for management of the Fund.

  As compensation for its services, the Manager receives a fee from the Fund at the end of each month at the annual rate of 0.45% of the average daily net assets of the Fund. For the fiscal year ended August 31, 1996, the total management fee paid by the Fund to the Manager aggregated $2,478,931 (based on average net assets of approximately $551.9 million). At November 30, 1996, the net assets of the Fund aggregated approximately $545.6 million. At this asset level, the annual management fee would aggregate approximately $2.4 million.

  The Management Agreement obligates the Fund to pay certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended August 31, 1996, the ratio of total expenses to average net assets was 0.82%.

  Donaldo Benito is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Benito is a Vice President of the Fund and has been a Vice President of the Manager since 1986.

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $15.00 per shareholder account and is entitled to reimbursement from the Fund for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For the fiscal year ended August 31, 1996, the total fee paid by the Fund to the Transfer Agent pursuant to the Transfer Agency Agreement was $971,325.

                               PURCHASE OF SHARES

  The Fund is offering its shares without a sales charge at a public price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Fund. If Federal Funds are available to the Fund prior to the determination of net asset value (generally 4:00 P.M. New York time) on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Any order may be rejected by the Fund or the Distributor.

  The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. The Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. Participants in the self-directed retirement plans for which Merrill Lynch acts as passive custodian may invest in shares of the Fund with a minimum initial purchase of $100 and a minimum subsequent purchase of $1. Information concerning investments in the Fund by participants in retirement plans for which Merrill Lynch acts as passive custodian is set forth under "Purchase and Redemption of Shares through Merrill Lynch Retirement Plans" in the Statement of Additional Information. A variety of retirement plans are also available from the Distributor. The minimum initial investment under these plans is $100 and the minimum subsequent investment is $1. In addition, there is no minimum investment under certain corporate pension and profit-sharing plans which have established self-directed employee sub-accounts with Merrill Lynch. The minimum initial purchase with respect to other retirement plans and pension and profit-sharing plans is $100 and the minimum subsequent investment is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

METHODS OF PAYMENT

  Payment Through Securities Dealers. Investment in the Fund may be made through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on behalf of the investor and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day following the day the order is placed with Merrill Lynch, except that orders received through the Merrill Lynch BlueprintSM Program ("Blueprint") in some circumstances may be executed two business days following the day the order is placed with Merrill Lynch. Investments in the Fund through Blueprint may be made only through Merrill Lynch. Such orders should be sent to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. Blueprint maintains a toll-free telephone number for inquiries: (800) 637-3766. Investors who are not placing orders through Blueprint and who desire same day effectiveness should utilize the Payment by Wire procedure described below. Merrill Lynch has an order procedure pursuant to which investors can have the proceeds from the sale of listed securities invested in shares of the Fund on the day investors receive such proceeds in their Merrill Lynch securities accounts. Investors with free cash credit balances (i.e., immediately available funds) in securities accounts of Merrill Lynch will not have their funds invested in the Fund until the day after the order is placed with Merrill Lynch and will not receive the daily dividend which would have been received had their funds been invested in the Fund on the day the order was placed with Merrill Lynch.

  Payment by Wire. An expeditious method of investing in the Fund is through the transmittal of Federal Funds by wire to the Transfer Agent. The Fund will not be responsible for delays in the wiring system. To purchase shares by wiring Federal Funds, payment should be wired to First Union National Bank of Florida. Shareholders should give their financial institutions the following wiring instructions: ABA #063000021, DDA #2112600061186, Merrill Lynch Financial Data Services, Inc. The wire should be identified as a payment to Merrill Lynch U.S.A. Government Reserves and should include the shareholder's name and account number. Failure to submit the required information may delay investment. Investors are urged to make payment by wire in Federal Funds.

  Payment to the Transfer Agent. Purchase orders for which remittance is to be made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application. Existing shareholders should enclose the detachable stub from a monthly account statement which they have received. Checks should be made payable to Merrill Lynch Funds Distributor, Inc. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks.

DISTRIBUTION PLAN

  The Fund has adopted a Shareholder Servicing Plan and Agreement (the "Plan") in compliance with Rule 12b-1 under the Investment Company Act pursuant to which the Fund is authorized to pay Merrill Lynch a fee at the annual rate of 0.125% of the average daily net asset value of Fund accounts maintained through Merrill Lynch. The Plan reimburses Merrill Lynch only for actual expenses incurred in the fiscal year in which the fee is paid. The fee is principally to provide compensation to Merrill Lynch financial consultants and other Merrill Lynch personnel for providing certain services to shareholders who maintain their Fund accounts through Merrill Lynch. The fee is for direct personal services to Fund shareholders. For the fiscal year ended August 31, 1996, $642,390 was paid to Merrill Lynch pursuant to the Plan based on average net assets subject to the Plan of approximately $551.9 million. At November 30, 1996, the net assets of the Fund subject to the Plan aggregated approximately $545.6 million. At this asset level, the annual fee payable to Merrill Lynch pursuant to the Plan would aggregate approximately $682,000.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all full and fractional shares of the Fund. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with one of the procedures set forth below. If such notice is received by the Transfer Agent prior to the determination of net asset value on that day (generally 4:00 P.M., New York time), the redemption will be effective on such day and payment will be made on the next business day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day thereafter. If notice of a redemption of shares held in connection with Blueprint is received by Merrill Lynch prior to the Fund's determination of net asset value, it will be effective on the business day following receipt of the redemption request. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the second business day thereafter.

  At various times, the Fund may be requested to redeem shares for which good payment has not yet been received. The Fund may delay, or cause to be delayed, the payment of redemption proceeds until such time as good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, the Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

  Information concerning redemptions by participants in the self-directed retirement plans for which Merrill Lynch acts as passive custodian is set forth in the Statement of Additional Information.

METHODS OF REDEMPTION

  Set forth below is information as to the five methods pursuant to which shareholders may redeem shares. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

  Redemption by Check. Shareholders may redeem shares by check in an amount not less than $500. At the shareholder's request, the Transfer Agent will provide the shareholder with checks drawn on the custody account of the Fund with its Custodian. These checks can be made payable to the order of any person in any amount not less than $500; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks will be returned to the shareholder by the Transfer Agent.

  Shareholders will be subject to the Transfer Agent's rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. The Fund or the Transfer Agent may modify or terminate the redemption by check privilege at any time on 30 days' notice to participating shareholders. In order to be eligible for the redemption by check privilege, purchasers should check the box under the caption "Check Redemption Privilege" in the Purchase Application. The Transfer Agent will then send checks to the shareholders.

  Federal Funds Redemption. Shareholders also may arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, the shareholder must designate on his or her Purchase Application the domestic commercial bank and account number to receive the proceeds of his or her redemption and must have his or her signature on the Purchase Application signature guaranteed. The redemption request for Federal Funds redemption may be made by telephone, wire or letter to the Transfer Agent and, if received before the determination of net asset value of the Fund on any business day (generally 4:00 P.M., New York time), the redemption proceeds will be wired to the investor's predesignated bank account on the next business day. Shareholders may effect Federal Funds redemptions by telephoning the Transfer Agent toll-free at (800) 221-7210. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, the Fund may be liable for any losses due to fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. The investor must independently verify this information at the time the redemption request is made.

  Repurchase Through Securities Dealers. The Fund will repurchase shares through securities dealers. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that such request for repurchase is received from the dealer prior to the determination of net asset value of the Fund (generally 4:00 P.M., New York time) on any business day. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund; however, dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Redemption of Fund shares held in connection with Blueprint may be made only through Merrill Lynch. Such a redemption may be made by submitting a written notice by mail directly to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. Investors whose shares are held through Blueprint also may effect notice of redemption by telephoning Merrill Lynch toll-free at (800) 637-3766. The Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. The Fund will promptly notify any shareholder of any rejection of a repurchase with respect to his or her shares. For shareholders repurchasing through their securities dealer, payment will be made by the Transfer Agent to the dealer.

  Regular Redemption. Shareholders may redeem shares by submitting a written notice by mail directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. The notice requires the signatures of all persons in whose name the shares are registered, signed exactly as their names appear on the Transfer Agent's register. The signatures on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient.

  Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure applicable to shareholders of the Fund who maintain securities accounts with Merrill Lynch. This procedure, which is not applicable to margin accounts, may be utilized by Merrill Lynch to satisfy amounts due it by the shareholder as a result of account fees and expenses owed to Merrill Lynch or one of its affiliates or as a result of purchases of securities or other transactions in the shareholder's securities account. Under this procedure, unless the shareholder notifies Merrill Lynch to the contrary, the shareholder's Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund (generally 4:00 P.M., New York time); after application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts for which the shareholder is obligated to make payment to Merrill Lynch. Redemptions will be effected on the business day preceding the date the shareholder is obligated to make such payment, and Merrill Lynch will receive the redemption proceeds on the day following the redemption date. Shareholders will receive all dividends declared and reinvested through the date of redemption.

  Unless otherwise requested, in those instances where shareholders request transactions that settle on a "same-day" basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund's declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

                               ----------------

  Due to the relatively high cost of maintaining accounts of less than $1,000, the Fund reserves the right to redeem shares in any account for their then current value (which will be promptly paid to the shareholder), if at any time the total investment does not have a value of at least $1,000. Shareholders will be notified that the value of their account is less than $1,000 and allowed two months to make an additional investment before the redemption is processed. In such event, the $1,000 minimum on subsequent investment will not be applicable.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Certain of such services are not available to investors who place purchase orders for the Fund's shares through Blueprint. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Included in such services are the following:

  Investment Account. Each shareholder has an Investment Account and will receive from the Transfer Agent a monthly report showing the activity in his or her account for the month. A shareholder may make additions to his or her Investment Account at any time by purchasing shares at the public offering price either through his or her securities dealer, by wire or by mail directly to the Transfer Agent, acting as agent for his or her dealer. A shareholder may ascertain the number of shares in his or her Investment Account by telephoning the Transfer Agent toll-free at (800) 221-7210. The Transfer Agent will furnish this information only after the shareholder has specified the name, address, account number and social security number of the registered owner or owners. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Exchange Privilege. U.S. shareholders of the Fund have an exchange privilege with Class D shares of certain other mutual funds advised by the Manager or FAM ("MLAM-advised mutual funds"). Alternatively, shareholders may exchange shares of the Fund for Class A shares of one of the MLAM-advised mutual funds if the shareholder holds any Class A shares of that fund in his or her account in which the exchange is made at the time of the exchange or is otherwise an eligible Class A investor. Shareholders of the Fund also may exchange shares of the Fund into shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Fund shares. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  Accrued Monthly Payout Plan. Shareholders desiring their dividends in cash may enroll in this plan and receive monthly cash payments resulting from the redemption of the shares received on dividend reinvestments during the month.

  Systematic Withdrawal Plan. A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account on either a monthly or quarterly basis.

  Automatic Investment Plan. Regular additions may be made to an investor's Investment Account by prearranged charges to his or her regular bank account at a minimum of $50 per month.

                            PORTFOLIO TRANSACTIONS

  The U.S. Government securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. U.S. Government securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio transactions will consist primarily of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. The U.S. Commission has issued an exemptive order permitting the Fund to conduct certain principal transactions with Merrill Lynch Government Securities, Inc. or its subsidiary, Merrill Lynch Money Markets, Inc. subject to certain terms and conditions. During the fiscal year ended August 31, 1996, the Fund engaged in no transactions pursuant to such order.

                            ADDITIONAL INFORMATION

DIVIDENDS

  Dividends are declared and reinvested daily in the form of additional shares at net asset value. Shareholders will receive statements monthly as to such reinvestments. Shareholders liquidating their holdings will receive on redemption all dividends declared and reinvested through the date of redemption.

Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of the Fund is determined, the net asset value per share of the Fund normally remains constant at $1.00 per share.

  Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less amortization of premiums and the estimated expenses of the Fund applicable to that dividend period.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each day during which the New York Stock Exchange (the "NYSE") or New York banks are open for business. Such determination is made as of the close of business on the NYSE (generally 4:00 P.M., New York time) or, on days when the NYSE is closed but New York banks are open, at 4:00 P.M., New York time. The net asset value is determined pursuant to the "penny-rounding" method by adding the fair value of all securities and other assets in the portfolio, deducting the portfolio's liabilities and dividing by the number of shares outstanding. The result of this computation will be rounded to the nearest whole cent. Securities with remaining maturities of greater than 60 days for which market quotations are readily available will be valued at market value. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, i.e., by valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Other securities held by the Fund will be valued at their fair value as determined in good faith by or under direction of the Board of Trustees.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November, or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  If the value of assets held by the Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $ 1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced as described above.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

  The Fund was organized on November 17, 1987 under the laws of the Commonwealth of Massachusetts. The Fund is a successor to a Massachusetts business trust of the same name organized on July 24, 1982. It is a no-load, diversified, open-end investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a single class. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares are fully paid and nonassessable by the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and on other matters submitted to the vote of shareholders.

  The Declaration of Trust does not require that the Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                           Merrill Lynch Financial Data Services, Inc.

                           P.O. Box 45290

                           Jacksonville, FL 32232-5290

The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. toll-free at 800-221-7210.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                               ----------------

  The Declaration of Trust establishing the Fund, dated November 17, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch U.S.A. Government Reserves" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund but the "Trust Property" (as defined in the Declaration) only shall be liable.

                                                          -

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES PURCHASE APPLICATION

                                           USA GOVERNMENT ACCOUNT NUMBER
                                          (IF ACCOUNT IS ALREADY ESTABLISHED)
ACCOUNT OWNER(S) AND OTHER INFORMATION

INDIVIDUAL OR JOINT ACCOUNT

________________________________________________________________________________
First Name        MI  Last Name         Tax Id or Social Security No.

________________________________________________________________________________
Joint Tenant's First Name
                  MI  Last Name

Joint tenants with rights of survivorship and not tenants in common will be presumed unless otherwise specified. No joint tenants with right of survivorship registrations are permitted for residents of Louisiana.
--------------------------------------------------------------------------------
GIFT/TRANSFER TO MINOR ACCOUNTS--UGMA/UTMA

________________________________________________________________________________
Custodian's Name (one only)
                        Under Uniform Gift/Transfer to Minors Act of (State)

________________________________________________________________________________

Minor's Name (one only)
                        Minor's Social Security Number
--------------------------------------------------------------------------------

CORPORATE, PARTNERSHIP, TRUST OR OTHER ACCOUNTS

________________________________________________________________________________
Exact Name of Corporation, Partnership, or other Organization
                                                 Taxpayer Identification Number

________________________________________________________________________________

Trustee Accounts Only: Name(s) of all Trustee(s) required by trust agreement to sell/purchase shares

________________________________________________________________________________
Date of Trust Agreement           Taxpayer Identification Number of Trust

________________________________________________________________________________
Name of Trust (Trust Registrations only)
                                    For the benefit of (Name of Beneficiary)

For multiple trustees, provide additional names required in registration on a separate sheet and attach.
--------------------------------------------------------------------------------
MAILING ADDRESS

________________________________________________________________________________
Street Address                                    Apt. Number

________________________________________________________________________________
City                          State                   Zip

(     )                       (     )
________________________________________________________________________________
Daytime Phone                 Home Phone

Citizenship
[_] US
    [_] Resident Alien
                   [_] Non Resident Alien (indicate country of residence)

__________________
 TYPE OF
 ACCOUNT
 Check appropriate
 box:

  [_]Single

  [_]Joint

  [_]UGMA/UTMA

  [_]Estate

  [_]Trust*

  [_]Corporation*

  [_]Partnership*

  [_]Transfer On

    Death*

  [_] Other* ____

 FOR CERTAIN ACCOUNTS
 (*) ADDITIONAL
 DOCUMENTATION MAY
 BE REQUIRED, PLEASE
 SEE ADDITIONAL
 INFORMATION ON

 CHECK
 WRITING
 PRIVILEGE

 Check box [_]


--------------------------------------------------------------------------------
 FEDERAL
 FUNDS
 REDEMPTION

 Check box [_]

 Signature Guarantee
 required for this
 option

I hereby request and authorize Merrill Lynch Financial Data Services, Inc. the ("Transfer Agent") to honor checks drawn by me on my Merrill Lynch USA Government Reserves (the "Fund") account subject to acceptance by the Fund, with payment therefor to be made by redeeming sufficient shares in my account without a signature guarantee. The Transfer Agent and the Fund do hereby reserve all their lawful rights for honoring checks drawn by me and for effecting redemptions pursuant to the Check Redemption Privilege. I understand that this election does not create a checking or other bank account relationship between myself and the Transfer Agent or the Fund and that the relationship between myself and the Transfer Agent is that of shareholder-transfer agent.

For Joint Account: Check here whether any owner [_] is authorized, or all owners [_] are required to sign checks.

If you select the check redemption privilege, a supply of checks imprinted with your name and shareholder account number will be sent to you in approximately 10 days. YOU SHOULD BE CERTAIN THAT A SUFFICIENT NUMBER OF SHARES ARE HELD BY THE TRANSFER AGENT IN YOUR ACCOUNT TO COVER THE AMOUNT OF ANY CHECK DRAWN BY YOU. IF INSUFFICIENT SHARES ARE IN THE ACCOUNT, THE CHECK WILL BE RETURNED MARKED INSUFFICIENT FUNDS.

Since the aggregate dollar value of your account fluctuates daily, the total value of your account cannot be determined in advance and the account cannot be fully redeemed by check. If the Check Redemption Privilege is being requested for an account in the name of a corporation, trust or other organization, additional documents will be required. (See ADDITIONAL INFORMATION on pg. 19)

The undersigned hereby authorize(s) and direct(s) Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") to act on telephonic, telegraphic, or other instructions (without signature guarantee) from any person representing himself to be either the investor or any authorized representative of the investor, directing redemption of shares in an amount of $5,000.00 or more of (the "Fund") held by the Transfer Agent on behalf of the undersigned, and to transmit the proceeds by wire only to the bank account designated below. Any change in the bank account designated to receive redemption proceeds shall require a signature guarantee. A national bank, trust company or a member of the Federal Reserve system may guarantee a signature. A commercial bank or trust company located in or having a correspondent in New York City, a member firm of a national securities exchange or a member of the National Association of Securities Dealers may also guarantee a signature. PLEASE NOTE THAT A NOTARY PUBLIC'S SEAL DOES NOT CONSTITUTE A SIGNATURE GUARANTEE. The investor understands and agrees that the Fund and Transfer Agent reserve the right to refuse any instructions. The Transfer Agent requires additional documentation from corporations, partnerships, trustees and similar institutional investors in addition to this authorization (see additional information pg. 19 to establish this privilege). Absent its own negligence, and so long as reasonable procedures to confirm the validity of telephoned instructions are employed, neither Merrill Lynch USA Government Reserves nor Merrill Lynch Financial Data Services, Inc. shall be liable for any redemption caused by unauthorized instructions. Investors may effect notice of this type of redemption by telephoning the Transfer agent at the toll-free number (800) 221-7210. Shares which are being repurchased through securities dealers will not qualify for Federal Funds redemption.

PLEASE PROVIDE THE FOLLOWING INFORMATION IF THE ABOVE BOX IS CHECKED. Your bank must be a member of the Federal Reserve or have a correspondent banking relation with a bank that does belong to the Federal Reserve.

ENCLOSE A COPY OF YOUR PERSONAL CHECK (MARKED "VOID") FOR THE BANK ACCOUNT LISTED BELOW:

________________________________________________________________________________
Your Bank Name                                Bank Routing Code

________________________________________________________________________________
Your Account Name                           Your Account Number

________________________________________________________________________________
Your Bank Address       City        State           Zip Code

________________________________________________________________________________
Correspondent Bank Name                           Routing Code
(complete if your bank is not a member of the Federal Reserve)

 ACCRUED MONTHLY
 PAYOUT PLAN

 Check box [_]

--------------------------------------------------------------------------------
 SYSTEMATIC
 WITHDRAWAL PLAN

 Check box [_]

 Signature Guarantee
 required for this
 option.


--------------------------------------------------------------------------------
 ADDITIONAL
 INFORMATION












The undersigned hereby authorizes and directs Merrill Lynch Financial Data Services, Inc. to redeem on the last Friday of the month all shares purchased during such month through the daily reinvestment of dividends and distributions and send the proceeds to me.

To establish this feature minimum balance requirements are: $10,000.00 for monthly disbursements and $5,000.00 for quarterly disbursements of shares In Merrill Lynch USA Government Reserves at cost or current offering price. IN ADDITION TO ESTABLISH THIS PLAN YOUR SIGNATURE(S) MUST BE GUARANTEED. A national bank, trust company or a member of the Federal Reserve system may guarantee a signature. A commercial bank or trust company located in or having a correspondent in New York City, a member firm of a national securities exchange or a member of the National Association of Securities Dealers may also guarantee a signature. PLEASE NOTE THAT A NOTARY PUBLIC'S SEAL DOES NOT CONSTITUTE A SIGNATURE GUARANTEE. This option is only available if you do not select the Accrued Monthly Payout Plan. The undersigned hereby authorizes and directs Merrill Lynch Financial Data Services, Inc. on (check only one in each category):

A: [_]the 24th of each month OR

[_]March 24th, June 24th, September 24th, and December 24th

B: [_]to redeem a sufficient number of shares in my account to generate redemption
  proceeds of $    OR

[_]to redeem   % of the shares in my account on such date.

C: [_]Pay the redemption proceeds by check payable to the order of the registered owner(s) OR

[_]other

________________________________________________________________________________
Name

________________________________________________________________________________
Address

________________________________________________________________________________
City                        Sate                    Zip Code

 . Corporations--"Certification of Corporate Resolution," indicating the names and titles of officers authorized to write checks, must be signed by an officer other than one empowered to execute transactions, with his/her signature guaranteed and the corporate seal affixed.

 . Partnerships--"Certificate of Partnership," naming the partners and the required number that may act in accordance with the terms of the Partnership Agreement is to be executed by a general partner with his/her signature guaranteed.

 . Trusts--"Certification of Trustees," naming the trustees and the required number that may act in accordance with the terms of the Trust Agreement, must be executed by a certifying trustee with his/her signature guaranteed.

 . Transfer On Death--"Transfer on Death Beneficiary Form," must be completed by the account holder(s) with the signature(s) guaranteed.

 . If you are adding or reinstating the Federal Funds Redemption and/or the Systematic Withdrawal Plan options, the signature(s) must be guaranteed in the space provided below. A national bank, trust company or a member of the Federal Reserve system may guarantee a signature. A commercial bank or trust company located in or having a correspondent in New York City, a member firm of the National Securities Exchange or a member of the National Association of Securities Dealers may also guarantee a signature. PLEASE NOTE THAT A NOTARY PUBLIC'S SEAL DOES NOT CONSTITUTE A SIGNATURE GUARANTEE.

 REQUIRED
 SIGNATURES


--------------------------------------------------------------------------------
 TAX CERTIFICATION

By the execution of this Purchase Application, the investor represents and warrants that the investor has full right, power and authority to make the investment applied for pursuant to this Application, and the person or persons signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application and to purchase or redeem shares of the Fund on behalf of the investor. The investor hereby affirms that he has received a current Fund Prospectus and appoints Merrill Lynch Financial Data Services, Inc. as his agent to receive dividends and distributions for their automatic reinvestment in additional Fund shares.

X ______________________  ________________________  ______
  Print Name              Signature of Investor                             Date

X ______________________  ________________________  ______
  Print Name              Signature of Joint Registrant, if any             Date

Signature(s) Guaranteed: (for those electing the Federal Funds Redemption or
 Systematic Withdrawal Plan)

AFFIX SIGNATURE GUARANTEE HERE:


By: ________________________________
       (Authorized Signatory)

Under penalty of perjury, I certify that:

1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information--Taxes") either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Please check box and write in the word exempt if you are exempt from backup withholding. _________

CERTIFICATION INSTRUCTIONS: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. By your signature below, you authorize the furnishing of this certification to other mutual funds sponsored by Merrill Lynch Asset Management or its affiliates.

X ______________________  ______  ________________________
  Signature               Date    Title (For Special Accounts, e.g. Trustee)

                 [This page is intentionally left blank.]

                 [This page is intentionally left blank.]

                                    MANAGER
                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR
                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN
                              The Bank of New York
                        90 Washington Street, 12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT
                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:

                              P.O. Box 45290

                     Jacksonville, Florida 32232-5290

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                             Brown & Wood llp
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Financial Highlights.......................................................   3
Yield Information..........................................................   4
Investment Objectives and Policies.........................................   4
Management of the Fund.....................................................   6
 Trustees..................................................................   6
 Management and Advisory Arrangements......................................   7
 Transfer Agency Services..................................................   8
Purchase of Shares.........................................................   8
 Methods of Payment........................................................   8
 Distribution Plan.........................................................   9
Redemption of Shares.......................................................  10
 Methods of Redemption.....................................................  10
Shareholder Services.......................................................  12
Portfolio Transactions.....................................................  13
Additional Information.....................................................  13
 Dividends.................................................................  13
 Determination of Net Asset Value..........................................  14
 Taxes.....................................................................  14
 Organization of the Fund..................................................  16
 Shareholder Reports.......................................................  16
 Shareholder Inquiries.....................................................  16
Purchase Application.......................................................  17

                                                           Code #10152-1296

[LOGO OF MERRILL LYNCH APPEARS HERE]

Merrill Lynch
U.S.A. Government Reserves

[ART]

Merrill Lynch U.S.A. Government Reserves is organized as a Massachusetts business trust. It is not a bank nor does it offer fiduciary or trust services. Shares of the Fund are not equivalent to a bank account. As with any investment in securities, the value of a shareholder's investment in the Fund will fluctuate. The shares of the Fund are not insured by any Government agency and are not subject to the protection of the Securities Investor Protection Corporation. A shareholder's investment in the Fund is not insured by any government agency.

PROSPECTUS

December 23, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                    MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  The investment objectives of Merrill Lynch U.S.A. Government Reserves (the "Fund") are to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short-term marketable securities, including variable rate securities, which are direct obligations of the U.S. Government, and repurchase agreements pertaining to such securities. For purposes of its investment policies, the Fund defines short-term securities as having a maturity of no more than 762 days (25 months). Management of the Fund expects that substantially all of the assets of the Fund will be invested in securities maturing in less than one year, but at times some portion may have longer maturities not exceeding two years. There can be no assurance that the investment objectives of the Fund will be realized. The Fund pays Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") a distribution fee for providing certain services in connection with the distribution of Fund shares. See "Purchase of Shares".

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated December 23, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

The date of this Statement of Additional Information is December 23, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Fund are to seek preservation of capital, liquidity and the highest possible current income consistent with these objectives available from investing in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Government, and repurchase agreements pertaining to such securities with banks and securities dealers. Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objectives and policies of the Fund.

  As discussed in the Prospectus, the Fund may invest in the U.S. Government securities described therein pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or the primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, the Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral. From time to time the Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

  In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not: (1) act as an underwriter of securities issued by other persons; (2) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities; (3) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (4) make loans to other persons, provided that the Fund may purchase U.S. Government securities and enter into repurchase agreements and purchase and sale contracts referred to in investment restriction (1) in the Prospectus;
(5) borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. Interest paid on such borrowings will reduce net income.]; and (6) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (5) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's net assets, taken at market value.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  Information about the Trustees and executive officers of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Trustee is c/o Merrill Lynch Asset Management, P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (64)--President and Trustee (1)(2)--President of Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager", which term as used herein includes the Manager's corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM", which term as used herein includes FAM's corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.

  Donald Cecil (69)--Trustee (2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  M. Colyer Crum (64)--Trustee (2)--Soldiers Field Road, Boston, Massachusetts 02163. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.

  Edward H. Meyer (69)--Trustee (2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors, Inc.

  Jack B. Sunderland (68)--Trustee (2)--P.O. Box 7, West Cornwall, Connecticut, 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.

  J. Thomas Touchton (57)--Trustee (2)--Suite 3405, One Tampa City Center, Tampa, Florida 33602. Managing Partner of The Witt-Touchton Company and its predecessor, The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

  Terry K. Glenn (56)--Executive Vice President (1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Joseph T. Monagle, Jr. (47)--Executive Vice President (1)(2)--Senior Vice President of the Manager and FAM since 1990; Vice President of the Manager from 1978 to 1990; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (36)--Vice President (1)(2)--Vice President and Director of Taxation of the Manager since 1990; Employee of Deloitte & Touche llp from 1982 to 1990.

  Donaldo S. Benito (51)--Vice President (1)(2)--Vice President of the Manager since 1986; Assistant Vice President of the Manager from 1984 to 1986.

  Gerald M. Richard (47)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer of the Distributor since 1984.

  Mark B. Goldfus (50)--Secretary (1)(2)--Vice President of the Manager and FAM since 1985.

--------
  (1) Interested person, as defined in the Investment Company Act of 1940, of the Fund.
  (2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or FAM acts as investment adviser.

  At November 30, 1996, the Trustees and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of beneficial interest of the Fund. At such date, Mr. Zeikel, a Trustee of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of Common Stock of ML & Co.

COMPENSATION OF TRUSTEES

  Pursuant to the terms of its management agreement with the Fund (the "Management Agreement"), the Manager pays all compensation of all officers of the Fund and all Trustees of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each unaffiliated Trustee an annual fee of $3,000 plus a fee of $750 per meeting attended and pays all Trustees' actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of the Audit Committee, which consists of all of the unaffiliated Trustees, an annual fee of $2,500 and the chairman of the Audit Committee an additional annual fee of $1,000. Fees and expenses paid to the unaffiliated Trustees aggregated $43,826 for the fiscal year ended August 31, 1996.

  The following table sets forth, for the fiscal year ended August 31, 1996, compensation paid by the Fund to the non-interested Trustees and, for the calendar year ended December 31, 1995, the aggregate compensation paid by all registered investment companies (including the Fund) advised by MLAM and its affiliate, FAM ("MLAM/FAM-Advised Funds") to the non-interested Trustees:

                                               PENSION OR         AGGREGATE
                                               RETIREMENT       COMPENSATION
                                                BENEFITS        FROM FUND AND
                                             ACCRUED AS PART      MLAM/FAM-
                               COMPENSATION      OF FUND        ADVISED FUNDS
DIRECTOR                       FROM THE FUND     EXPENSE     PAID TO TRUSTEES(1)
--------                       ------------- --------------- -------------------
Donald Cecil..................    $9,500          none            $271,850
M. Colyer Crum................    $8,500          none            $126,600
Edward H. Meyer...............    $8,500          none            $239,225
Jack B. Sunderland............    $8,500          none            $134,600
J. Thomas Touchton............    $8,500          none            $134,600

--------

(1) The Trustees serve on the boards of MLAM/FAM-Advised Funds as follows: Mr. Cecil (36 registered investment companies consisting of 36 portfolios); Mr. Crum (18 registered investment companies consisting of 18 portfolios); Mr. Meyer (36 registered investment companies consisting of 36 portfolios); Mr. Sunderland (20 registered investment companies consisting of 29 portfolios); and Mr. Touchton (20 registered investment companies consisting of 29 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning management and advisory arrangements of the Fund.

  Subject to the direction of the Board of Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for portfolio management of the Fund.

  The Manager has access to the expertise of its affiliate, Merrill Lynch Government Securities, Inc. ("GSI"), which is a wholly-owned subsidiary of ML & Co. In terms of dollar volume of trading, GSI is one of the largest dealers in U.S. Government securities and U.S. Government agency securities, acting both as a primary dealer and a secondary market trader. GSI is one of the reporting dealers in U.S. Government securities who report their daily position and activity to the Federal Reserve Bank of New York. In addition, the total securities and economic research facilities of Merrill Lynch are available to the Manager.

  Securities held by the Fund also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as "clients") for which the Manager or FAM acts as an adviser or by investment advisory clients of the Manager. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its subsidiary during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  As compensation for its services to the Fund, the Manager receives a fee from the Fund at the end of each month at the annual rate of 0.45% of the average daily net assets of the Fund. For the fiscal years ended August 31, 1994, 1995 and 1996, the total management fees paid by the Fund to the Manager aggregated $2,581,756, $2,408,559 and $2,478,931, respectively.

  The Management Agreement obligates the Manager to provide advisory, administrative and management services, to furnish office space and facilities for management of the affairs of the Fund and to pay all compensation of and furnish office space and facilities for officers of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of ML & Co. or any of its subsidiaries. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, organizational expenses, taxes, expenses for legal and auditing services, costs of printing proxy statements, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian and transfer agent, expenses of redemption of shares, expenses of registering and qualifying shares for sale under Federal and state securities laws, fees and expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, expenses of portfolio transactions, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended August 31, 1996, the amount of such reimbursement was $77,791.

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")) because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described below, the Management Agreement will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding voting shares of the Fund and (b) by a majority of Trustees who are not parties to such contract or "interested persons" (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund is offering its shares without a sales charge at a public offering price equal to the net asset value next determined after a purchase order becomes effective. It is anticipated that the net asset value will remain constant at $1.00 per share, although this cannot be assured.

  The minimum initial purchase is $5,000. The minimum subsequent purchase is $1,000. The minimum initial purchase with respect to pension, profit sharing, individual retirement and certain other retirement plans is $100 and the minimum subsequent purchase in connection with such plans is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements. Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, including the Manager, the minimum initial purchase is $300 and the minimum subsequent purchase is $100. Any order may be rejected by the Distributor or the Fund.

  The Distributor acts as the distributor in the continuous offering of the Fund's shares. Shares may be purchased directly from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into a selected dealer agreement. Securities dealers may charge investors a fee in connection with such transactions. Merrill Lynch has informed the Fund that it does not charge such a fee.

  The Fund's distribution agreement with the Distributor is renewable annually, and may be terminated on 60 days' written notice by either party. Under such agreement, after the prospectuses, statements of additional information and periodic reports have been prepared and set in type, the Distributor will pay for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also will pay for other supplementary sales literature.

  It is the Fund's policy to be as fully invested as reasonably practicable at all times to maximize the yield on the Fund's portfolio. The money markets in which the Fund will purchase and sell portfolio securities normally require immediate settlement of transactions in Federal Funds. Federal Funds are a commercial bank's deposits in a Federal Reserve Bank and can be transferred from one member bank's account to that of another member bank on the same day and thus are considered to be immediately available funds. Orders for the purchase of Fund shares shall become effective on the day Federal Funds become available to the Fund and the shares being purchased will be issued at the net asset value per share next determined. If Federal Funds are available to the Fund prior to 4:00 P.M., New York time, on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase.

DISTRIBUTION PLAN

  The Fund has adopted a Shareholder Servicing Plan and Agreement (the "Plan") in compliance with Rule 12b-1 under the Investment Company Act pursuant to which the Fund is authorized to pay Merrill Lynch a fee at the annual rate of 0.125% of the average daily net asset value of Fund accounts maintained through Merrill Lynch. The Plan reimburses Merrill Lynch only for actual expenses incurred in the fiscal year in which the fee is paid. The fee is principally to provide compensation to Merrill Lynch Financial Consultants and other Merrill Lynch personnel for providing direct personal services to shareholders of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to shareholders by Merrill Lynch which are covered by the Management Agreement between the Fund and the Manager (see "Management of the Fund--Management and Advisory Arrangements").

  The Trustees believe that the Fund's expenditures under the Plan benefit the Fund and its shareholders by providing better shareholder services and by affecting positively the sale and distribution of Fund shares. For the fiscal years ended August 31, 1994, 1995 and 1996, $681,261, $617,903 and $642,390,
respectively, was paid to Merrill Lynch pursuant to the Plan (based on average net assets subject to the Plan of approximately $573.7 million, $535.2 million and $551.9 million, respectively). At November 30, 1996 the net assets of the Fund subject to the Plan aggregated approximately $545.6 million. At this asset level, the annual fee payable to Merrill Lynch pursuant to the Plan would aggregate approximately $682,000. All of such amounts were allocated to Merrill Lynch financial consultants, other Merrill Lynch personnel and related administrative costs.

  Among other things, the Plan provides that Merrill Lynch shall provide and the Trustees of the Fund shall review quarterly reports of the distribution expenditures made by Merrill Lynch pursuant to the Plan. In their consideration of the Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and its shareholders. The Plan further provides that, so long as the Plan remains in effect, the selection and nomination of Trustees of the Fund who are not "interested persons" of the Fund as defined in the Investment Company Act (the "Independent Trustees") shall be committed to the discretion of the Independent Trustees then in office. The Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Fund. Finally, the Plan cannot be amended to increase materially the amount to be spent by the Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

                              REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the repurchase and redemption of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the New York Stock Exchange (the "NYSE") is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or
(B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

  The total value of the shareholder's investment in the Fund at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned.

    PURCHASE AND REDEMPTION OF SHARES THROUGH MERRILL LYNCH RETIREMENT PLANS

  Merrill Lynch offers four types of self-directed retirement plans for which it acts as passive custodian ("Retirement Plans"). These plans are an individual retirement account ("IRA"), The Merrill Lynch Tax-Deferred Basic(TM) Retirement Plan, designed for sole proprietors, partnerships and small corporations ("Basic Plan"), a simplified employee pension plan ("SEP"), and a special IRA available through payroll deductions to individuals through their employers, labor unions and other employee associations that have chosen to make such IRAs available on a voluntary basis through the Merrill Lynch Blueprint SM Program. Information concerning the establishment and maintenance of Retirement Plans and investments by Retirement Plan accounts is contained in the Retirement Plan documents available from Merrill Lynch.

PURCHASE BY RETIREMENT PLANS

  Special purchase procedures apply in the case of the Retirement Plans. The minimum initial purchase for participants in Retirement Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in the Retirement Plans may elect to have cash balances in their Retirement Plan account automatically invested in the Fund.

  Cash balances of participants who elect to have such funds automatically invested in the Fund will be invested as follows. Cash balances arising from the sale of securities held in the Retirement Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Retirement Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Retirement Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Retirement Plan account or from a contribution to the Retirement Plan are invested in shares of the Fund on the business day following the date the payment is received in the Retirement Plan account. Cash balances of less than $1.00 will not be invested and no return will be earned.

  A participant in the IRA, Basic or SEP Retirement Plans who has not elected to have cash balances automatically invested in shares of the Fund may enter a purchase order through his or her Merrill Lynch Financial Consultant.

REDEMPTIONS BY RETIREMENT PLANS

  Distributions from Retirement Plans to a participant prior to the time the participant reaches age 59 1/2 may subject the participant to penalty taxes. There are, however, no adverse tax consequences resulting from redemptions of shares of the Fund where the redemption proceeds remain in the Retirement Plan account or are otherwise invested therein.

  The Fund has instituted an automatic redemption procedure for participants in the Retirement Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Retirement Plan account.

  Any shareholder may redeem shares of the Fund by submitting a written notice of redemption to Merrill Lynch. Participants in IRA, Basic and SEP Retirement Plans should contact their Merrill Lynch Financial Consultant to effect such redemptions. Participants in the IRA program through the Merrill Lynch Blueprint SM Program should contact Merrill Lynch at the toll-free number furnished to them to effect such redemptions. Redemption requests should not be sent to the Fund. If inadvertently sent to the Fund, they will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Retirement Plan is maintained, signed exactly as his or her name appears on his Retirement Plan adoption agreement.

CONFIRMATIONS

  All purchases and redemptions of Fund shares and dividend reinvestments will be confirmed to participants in the IRA, Basic and SEP Retirement Plans (rounded to the nearest share) in the statement which is sent quarterly to all participants in IRA Retirement Plans and monthly to all participants in Basic and SEP Retirement Plans.

  Participants in the IRA program through the Merrill Lynch Blueprint SM Program will receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares, and, at least monthly, will receive an individual confirmation with respect to each redemption of Fund shares and each purchase of such shares other than purchases which are made automatically through payroll deductions.

                            PORTFOLIO TRANSACTIONS

  The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Trustees of the Fund, the Manager is primarily responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Fund's policy of investing in securities with short maturities will result in high portfolio turnover.

  The U.S. Government securities in which the Fund invests are traded primarily in the over-the-counter ("OTC") market. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. U.S. Government securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Fund primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Fund, including GSI and Merrill Lynch, may not serve as the Fund's dealer in connection with such transactions except pursuant to the exemptive order described below. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis. The Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member.

  The Commission has issued an order permitting the Fund to conduct principal transactions with GSI in U.S. Government securities and U.S. Government agency securities. This order contains a number of conditions, including conditions designed to ensure that the price to the Fund from GSI is equal to or better than that available from other sources. GSI has informed the Fund that it will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI or its subsidiary, Merrill Lynch Money Markets, Inc., to receive a dealer spread on any transaction with the Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved. During the fiscal years ended August 31, 1994, 1995 and 1996 the Fund did not engage in any such transactions.

  The Trustees of the Fund have considered the possibilities of recapturing for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including GSI and Merrill Lynch. For example, dealer spreads received by GSI or its subsidiary on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by the Fund to the Manager. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

  The Fund does not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each day during which the NYSE or New York banks are open for business. Such determination is made as of the close of business on the NYSE (generally 4:00 P.M., New York time) or, on days when the NYSE is closed but New York banks are open, at 4:00 P.M., New York time. As a result of this procedure, the net asset value is determined each day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is determined under the "penny-rounding" method by adding the value of all securities and other assets in the portfolio, deducting the portfolio's liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent.

  The Fund values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by the Fund are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

  In accordance with the Commission rule applicable to the valuation of its portfolio securities, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government Securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (twenty-five months). The Fund will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on a "penny-rounded" basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund's capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant penny-rounded net asset value of $1.00 per share, the shareholders will contribute proportionately to the Fund's capital the number of shares which represents the difference between the amortized cost valuation and market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by his or her investment in the Fund.

  Since the net income of the Fund (including realized gains and losses on the portfolio securities) is determined and declared as a dividend immediately prior to each time the net asset value of the Fund is determined, the net asset value per share of the Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his or her account and any decrease in the value of a shareholder's investment may be reflected by a decrease in the number of shares in his or her account. See "Taxes".

                               YIELD INFORMATION

  The Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. Under this calculation, the yield reflects realized and unrealized gains and losses on portfolio securities. In accordance with regulations adopted by the Commission, the Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

  The yield on the Fund's shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on Treasury securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on shares of other money market funds or other investments.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") has an Investment Account and will receive from the Transfer Agent a monthly report showing the activity in his or her account for the month. A shareholder may make additions to his or her Investment Account at any time by purchasing shares at the applicable public offering price either through his or her securities dealer, by wire or by mail directly to the Transfer Agent, acting as agent for his or her dealer. A shareholder may ascertain the number of shares in his or her Investment Account by telephoning the Transfer Agent at (800) 221-7210 toll-free. The Transfer Agent will furnish this information only after the shareholder has specified the name, address, account number and social security number of the registered owner or owners.

  In the interest of economy and convenience and because of the operating procedures of the Fund, certificates representing the Fund's shares will not be issued physically. Shares are maintained by the Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

AUTOMATIC INVESTMENT PLAN

  The Fund offers an Automatic Investment Plan in connection with accounts maintained at the Transfer Agent whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. See the Purchase Application in the Prospectus. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or the Distributor.

ACCRUED MONTHLY PAYOUT PLAN

  The dividends of the Fund are reinvested automatically in additional shares. Shareholders with accounts maintained at the Transfer Agent desiring cash payments may enroll in the Accrued Monthly Payout Plan, under which shares equal in number to shares credited through the automatic reinvestment of dividends and distributions during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution. Investors may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application in the Prospectus. A shareholder's Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or the Distributor.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price of $5,000 or more, and monthly withdrawals for shareholders with shares with such a value of $10,000 or more. The quarterly periods end on the 24th day of March, June, September and December. See the Purchase Application in the Prospectus.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her shares. Redemptions will be made at net asset value as determined at the close of business on the New York Stock Exchange on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. A shareholder may not elect to make systematic withdrawals while he or she is enrolled in the Accrued Monthly Payout Plan.

  Withdrawal payments should not be considered as dividends, yield or income. Withdrawals are sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment will be reduced correspondingly. Shareholders are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

RETIREMENT PLANS

  Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. In addition, eligible shareholders of the Fund may participate in a variety of qualified employee benefit plans which are available from the Distributor. Participants in these plans may invest in the Fund and in certain other mutual funds sponsored by Merrill Lynch. Information with respect to these plans is available upon request from the Distributor. See "Purchase of Shares" in the Prospectus and "Purchase and Redemption of Shares through Merrill Lynch Retirement Plans" herein.

  Capital gains and income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

  Shareholders of the Fund who have held all or part of their shares for at least 15 days may exchange their shares of the Fund for Class D shares of mutual funds advised by the Manager or FAM described below (collectively referred to as the "MLAM-advised mutual funds") on the basis described below. Shares with a net asset value of at least $250 are required to qualify for the exchange privilege.

  Alternatively, shareholders may exchange shares of the Fund for Class A shares of one of the MLAM-advised mutual funds if the shareholder holds any Class A shares of that fund in his or her account in which the exchange is made at the time of the exchange or is otherwise an eligible Class A investor. An eligible Class A investor includes the following: certain employer sponsored retirement or savings plans, including eligible 401(k) plans, provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates; corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds; participants in certain investment programs including TMAsm Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program; and ML & Co. and its subsidiaries and their directors and employees and members of the Boards of MLAM-advised investment companies, including the Fund.

  Shareholders of the Fund also may exchange shares of the Fund into shares of the following money market funds: Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only if the exchange occurs within certain retirement plans) and Merrill Lynch U.S. Treasury Money Fund.

  Under the exchange privilege, each of the funds offers to exchange its shares ("new shares") for shares ("outstanding shares") of any of the other funds, on the basis of relative net asset value per share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding shares and the sales charge payable at the time of the exchange on the new shares. At the present time, the shares of each of the funds are sold with varying sales charges. With respect to outstanding shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the charges paid with respect to such shares in the initial purchase and any subsequent exchange. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula, an exchange of shares of the Fund, which are sold on a no-load basis, for shares of the other funds, which are sold with a sales charge, generally will require the payment of a sales charge.

  It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor. The exchange privilege available to participants in the Merrill Lynch Blueprintsm Program may be different from that available to other investors.


  Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes and depending on the circumstances, a short- or long-term capital gain or loss may be realized. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See "Taxes".

  To exercise the exchange privilege, shareholders may either contact their listed securities dealer, who will advise the Fund of the exchange, or write to the Transfer Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signatures guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealer. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                     TAXES

FEDERAL

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  If the value of assets held by the Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced as described above.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent that the RIC does not distribute during any calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived in whole or in part from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Fund.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

  The Manager provided the initial capital for the Fund by purchasing 100,000 shares of the Fund for $100,000. Such shares were acquired for investment and can be disposed of only by redemption. The organizational expenses of the Fund were paid by the Fund and were amortized over a period not exceeding five years. The proceeds received by the Manager on the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of unamortized organizational expenses which the number of shares redeemed bears to the number of shares it initially purchased.

CUSTODIAN

  The Bank of New York (the "Custodian"), 90 Washington Street, 12th Floor, New York, New York 10286, acts as custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

   Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, a subsidiary of ML & Co., acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on August 31 of each year. The Fund will send to its shareholders at least semi-annually reports showing its portfolio securities and other information. An annual report, containing financial statements audited by independent auditors, will be sent to shareholders each year.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information with respect to the shares of the Fund do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto which the Fund has filed with the Commission, Washington, D.C., under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on November 30, 1996.

  All time references are New York time.

                               ----------------

  The Declaration of Trust establishing the Fund, dated November 17, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch U.S.A. Government Reserves" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the "Trust Property" (as defined in the Declaration) only shall be liable.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,

Merrill Lynch U.S.A. Government Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S.A. Government Reserves as of August 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S.A. Government Reserves as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey

October 8, 1996

SCHEDULE OF INVESTMENTS                        (in Thousands)

                   Face    Interest     Maturity      Value
Issue             Amount     Rate         Date      (Note 1a)

US Government Obligations--33.3%

US Treasury      $ 2,100      5.10 %    10/03/96     $  2,090
Bills*             5,000      5.34      10/17/96        4,967
                   1,000      5.095     11/14/96          989
                  12,000      4.55       2/06/97       11,719
                   1,540      4.67       2/06/97        1,504
                     700      5.305      8/21/97          661
                   1,500      5.31       8/21/97        1,418
                   1,500      5.32       8/21/97        1,418

US Treasury        5,000      6.50       9/30/96        5,005
Notes              4,500      8.00      10/15/96        4,516
                  15,000      6.875     10/31/96       15,033
                   6,000      7.25      11/15/96        6,021
                   3,500      8.00       1/15/97        3,530
                  17,000      7.50       1/31/97       17,127
                  22,100      6.875      2/28/97       22,238
                  21,280      6.625      3/31/97       21,393
                   7,850      6.875      3/31/97        7,906
                   6,140      8.50       4/15/97        6,240
                  10,505      6.50       4/30/97       10,556
                     200      6.50       5/15/97          201
                   5,000      5.625      6/30/97        4,991
                  18,800      8.50       7/15/97       19,205
                   2,250      5.50       7/31/97        2,242
                  11,500      5.875      7/31/97       11,493
                   1,500      5.75       9/30/97        1,496
                     750      6.125      8/31/98          747

Total US Government Obligations
(Cost--$184,910)                                      184,706

Face
Amount                       Issue

Repurchase Agreements**--67.6%

$22,000    BZW Securities, Inc., purchased on
           8/30/96 to yield 5.24% to 9/03/96           22,000

 24,000    Bear Stearns Cos., Inc., purchased on
           8/30/96 to yield 5.24% to 9/03/96           24,000


Face                         Issue                    Value
Amount                                              (Note 1a)

Repurchase Agreements** (concluded)

$27,000    CS First Boston Corp., purchased
           on 8/30/96 to yield 5.27% to
           9/03/96                                   $ 27,000

 27,000    Chase Securities Inc., purchased on
           8/30/96 to yield 5.25% to 9/03/96           27,000

 24,000    Daiwa Securities America, Inc., purchased
           on 8/30/96 to yield 5.25% to 9/03/96        24,000

 27,000    Dean Witter Reynolds, Inc., purchased on
           8/30/96 to yield 5.25% to 9/03/96           27,000

 21,000    Deutsche Morgan Grenfell/C.J. Lawrence
           Inc., purchased on 8/30/96 to yield 5.23%
           to 9/03/96                                  21,000

 27,000    Fuji Securities, Inc., purchased on
           8/30/96 to yield 5.25% to 9/03/96           27,000

 27,000    Greenwich Capital Markets, Inc.,
           purchased on 8/30/96 to yield 5.25%
           to 9/03/96                                  27,000

 27,000    HSBC Securities, Inc., purchased on
           8/30/96 to yield 5.26% to 9/03/96           27,000

 27,000    Nesbitt Burns Securities, Inc., purchased
           on 8/30/96 to yield 5.26% to 9/03/96        27,000

 22,000    Nomura Securities International, Inc.,
           purchased on 8/30/96 to yield 5.25% to
           9/03/96                                     22,000

 26,435    PaineWebber Inc., purchased on
           8/30/96 to yield 5.27% to 9/03/96           26,435

 24,000    Sanwa Securities USA Co., L.P., purchased
           on 8/30/96 to yield 5.25% to 9/03/96        24,000

 22,000    UBS Securities LLC, purchased on
           8/30/96 to yield 5.24% to 9/03/96           22,000

Total Repurchase Agreements
(Cost--$374,435)                                      374,435

Total Investments (Cost--$559,345)--100.9%            559,141

Liabilities in Excess of Other Assets--(0.9%)          (4,856)
                                                     --------
Net Assets--100.0%                                   $554,285
                                                     ========

[FN]
 *US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the fund.
**Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.

  See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets and Liabilities as of August 31, 1996
Assets:             Investments, at value (identified cost--$559,344,807*) (Note 1a)                      $  559,140,604
                    Cash                                                                                             287
                    Interest receivable                                                                        3,215,050
                    Prepaid registration fees and other assets (Note 1d)                                          88,379
                                                                                                          --------------
                    Total assets                                                                             562,444,320
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            6,781,278
                      Securities purchased                                                      751,598
                      Investment adviser (Note 2)                                               207,619
                      Distributor (Note 2)                                                      139,936
                      Dividends to shareholders (Note 1f)                                            58        7,880,489
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       279,203
                                                                                                          --------------
                    Total liabilities                                                                          8,159,692
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  554,284,628
                                                                                                          ==============

Net Assets          Shares of beneficial interest, $0.10 par value, unlimited
Consist of:         number of shares authorized                                                           $   55,448,883
                    Paid-in capital in excess of par                                                         499,039,948
                    Unrealized depreciation on investments--net*                                                (204,203)
                                                                                                          --------------
                    Net Assets--Equivalent to $1.00 per share, based on 554,488,831
                    shares of beneficial interest outstanding                                             $  554,284,628
                                                                                                          ==============

                   *Cost for Federal income tax purposes. As of August 31, 1996, net unrealized depreciation for Federal income tax purposes amounted to
                    $204,203, of which $23,591 related to appreciated securities and
                    $227,794 related to depreciated securities.

                    See Notes to Financial Statements.


Statement of Operations
                                                                                      For the Year Ended August 31, 1996
Investment Income   Interest and amortization of premium and discount earned                              $   30,688,742

(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                    $    2,478,931
                    Transfer agent fees (Note 2)                                                971,325
                    Distribution fees (Note 2)                                                  642,390
                    Registration fees (Note 1d)                                                  96,477
                    Accounting services (Note 2)                                                 77,791
                    Custodian fees                                                               72,318
                    Professional fees                                                            71,097
                    Printing and shareholder reports                                             51,157
                    Trustees' fees and expenses                                                  43,826
                    Other                                                                        12,431
                                                                                         --------------
                    Total expenses                                                                             4,517,743
                                                                                                          --------------
                    Investment income--net                                                                    26,170,999
                                                                                                          --------------

Realized & Unreal-  Realized gain on investments--net                                                            192,438
ized Gain (Loss) on Change in unrealized appreciation/depreciation on investments--net                          (250,285)
Investments--Net                                                                                          --------------
(Note 1c):          Net Increase in Net Assets Resulting from Operations                                  $   26,113,152
                                                                                                          ==============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)
Statements of Changes in Net Assets

                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                            1996             1995
Operations:         Investment income--net                                               $   26,170,999   $   25,278,399
                    Realized gain on investments--net                                           192,438          351,372
                    Change in unrealized appreciation/depreciation on
                    investments --net                                                          (250,285)         519,921
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     26,113,152       26,149,692
                                                                                         --------------   --------------

Dividends &         Investment income--net                                                  (26,170,999)     (25,278,399)
Distributions to    Realized gain on investments--net                                          (192,438)        (351,372)
Shareholders                                                                             --------------   --------------
(Note 1f):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (26,363,437)     (25,629,771)
                                                                                         --------------   --------------

Beneficial Interest Net proceeds from sale of shares                                      1,473,714,747    1,488,684,962
Transactions        Net asset value of shares issued to shareholders in
(Note 3):           reinvestment of dividends and distributions (Note 1f)                    26,345,553       25,615,698
                                                                                         --------------   --------------
                                                                                          1,500,060,300    1,514,300,660
                    Cost of shares redeemed                                              (1,504,454,157)  (1,500,066,112)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets derived from
                    beneficial interest transactions                                         (4,393,857)      14,234,548
                                                                                         --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                  (4,644,142)      14,754,469
                    Beginning of year                                                       558,928,770      544,174,301
                                                                                         --------------   --------------
                    End of year                                                          $  554,284,628   $  558,928,770
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                             .0474      .0472     .0280     .0248      .0365
                      Realized and unrealized gain (loss) on
                      investments--net                                  (.0002)     .0017    (.0007)    .0007      .0046
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0472      .0489     .0273     .0255      .0411
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.0474)    (.0472)   (.0280)   (.0248)    (.0365)
                      Realized gain on investments--net                 (.0003)    (.0007)   (.0002)   (.0013)    (.0038)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                   (.0477)    (.0479)   (.0282)   (.0261)    (.0403)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return                              4.89%      4.89%     2.85%     2.64%      4.15%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .82%       .85%      .81%      .75%       .75%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income and realized gain
                    on investments--net                                  4.78%      4.79%     2.82%     2.61%      4.10%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $554,285   $558,929  $544,174  $575,044   $584,067
Data:                                                                 ========   ========  ========  ========   ========

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at market value. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of 0.45% of the average daily net assets of the Fund.

The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during the year which will cause such expenses to exceed the expense limitation at the time of such payment.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and

NOTES TO FINANCIAL STATEMENTS (concluded)


providing direct personal services to shareholders.
The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLPF&S, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

                 [This page is intentionally left blank.]

                 [This page is intentionally left blank.]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Management of the Fund.....................................................   3
 Trustees and Officers.....................................................   3
 Compensation of Trustees..................................................   4
 Management and Advisory Arrangements......................................   5
Purchase of Shares.........................................................   6
 Distribution Plan.........................................................   7
Redemption of Shares.......................................................   8
Purchase and Redemption of Shares through Merrill Lynch Retirement Plans...   8
  Purchase by Retirement Plans.............................................   9
  Redemptions by Retirement Plans..........................................   9
  Confirmations............................................................  10
Portfolio Transactions.....................................................  10
Determination of Net Asset Value...........................................  11
Yield Information..........................................................  12
Shareholder Services.......................................................  13
 Investment Account........................................................  13
 Automatic Investment Plan.................................................  13
 Accrued Monthly Payout Plan...............................................  13
 Systematic Withdrawal Plans...............................................  13
 Retirement Plans..........................................................  14
 Exchange Privilege........................................................  14
Taxes......................................................................  16
 Federal...................................................................  16
General Information........................................................  18
 Description of Shares.....................................................  18
 Custodian.................................................................  18
 Transfer Agent............................................................  18
 Independent Auditors......................................................  18
 Legal Counsel.............................................................  19
 Reports to Shareholders...................................................  19
 Additional Information....................................................  19
 Security Ownership of Certain
  Beneficial Owners........................................................  19
Independent Auditors' Report...............................................  20
Financial Statements.......................................................  21

                                                           Code #10281-1296
[LOGO OF MERRILL LYNCH APPEARS HERE]

Merrill Lynch
U.S.A. Government Reserves

[ART]

Merrill Lynch U.S.A. Government Reserves is organized as a Massachusetts business trust. It is not a bank nor does it offer fiduciary or trust services. Shares of the Fund are not equivalent to a bank account. As with any investment in securities, the value of a shareholder's investment in the Fund will fluctuate. The shares of the Fund are not insured by any Government agency and are not subject to the protection of the Securities Investor Protection Corporation. A shareholder's investment in the Fund is not insured by any government agency.

STATEMENT OF ADDITIONAL INFORMATION


December 23, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A) FINANCIAL STATEMENTS:

    Contained in Part A:

      Financial Highlights for each of the years in the ten-year period ended August 31, 1996.

    Contained in Part B:

      Schedule of Investments as of August 31, 1996.

      Statement of Assets and Liabilities as of August 31, 1996.

      Statement of Operations for the fiscal year ended August 31, 1996.

      Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 1996.

      Financial Highlights for each of the years in the five-year period ended August 31, 1996.

  (B) EXHIBITS:

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   1(a)  --Declaration of Trust of Registrant, dated November 17, 1987. (a)
    (b)  --Amendment to Declaration of Trust of Registrant, dated December 30,
           1988. (a)
   2     --By-Laws of Registrant. (a)
   3     --None.
   4     --None.
   5(a)  --Form of Management Agreement between Registrant and Merrill Lynch
           Asset Management, L.P. (a)
    (b)  --Supplement to Investment Advisory Agreement with Merrill Lynch Asset
           Management, L.P. (b)
   6     --Form of Distribution Agreement between Registrant and Merrill Lynch
           Funds Distributor, Inc. (a)
   7     --None.
   8     --Form of Custody Agreement between Registrant and The Bank of New
           York. (a)
   9     --Form of Transfer Agency Agreement between Registrant and Merrill
           Lynch Financial Data Services, Inc. (a)
  10     --Opinion of Brown & Wood LLP, counsel for Registrant.
  11     --Consent of Deloitte & Touche LLP, independent auditors for
           Registrant.
  12     --None.
  13     --Certificate of Merrill Lynch Asset Management, L.P. (a)
  14     --None.
  15     --Form of Merrill Lynch Shareholder Servicing Plan and Agreement
           pursuant to Rule 12b-1 between Registrant and Merrill Lynch, Pierce,
           Fenner & Smith Incorporated. (a)
  16     --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22. (a)
  17     --Financial Data Schedule.
  18     --None.

--------
(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval (EDGAR) phase-in requirements.

(b) Filed on December 27, 1994 as an exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Registrant is not controlled by, or under common control with, any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                     NUMBER OF
                                                                     HOLDERS AT
                                                                    NOVEMBER 30,
                            TITLE OF CLASS                              1996
                            --------------                          ------------
   Shares of beneficial interest, par value $0.10 per share........    52,442

  Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Section 5.3 of the Registrant's Declaration of Trust and
Section 9 of the Distribution Agreement.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

    "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matters as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustee to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended (the "Investment Company Act") may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM") acts as the investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and the following closed-end registered investment companies:
Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond

Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Puerto Rico Tax-Exempt Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since December 1, 1994 for his or her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of substantially all of the investment companies described in the preceding paragraphs and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are officers or directors/trustees of one or more of such companies.

                                                        OTHER SUBSTANTIAL BUSINESS,
          NAME            POSITION WITH MANAGER     PROFESSION, VOCATION OR EMPLOYMENT
          ----            ---------------------     ----------------------------------
ML & Co.................  Limited Partner       Financial Services Holding Company
Princeton Services, Inc.
 ("Princeton Services").  General Partner       General Partner of FAM
Arthur Zeikel...........  President             President of FAM; President and Director of
                                                 Princeton Services; Director of MLFD;
                                                 Executive Vice President of ML & Co.
Terry K. Glenn..........  Executive Vice        Executive Vice President of FAM; Executive
                           President             Vice President and Director of Princeton
                                                 Services; President and Director of MLFD;
                                                 Director of MLFDS; President of Princeton
                                                 Administrators, L.P.
Vincent R. Giordano.....  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
Elizabeth Griffin.......  Senior Vice           Senior Vice President of FAM
                          President

                                                        OTHER SUBSTANTIAL BUSINESS,
          NAME            POSITION WITH MANAGER     PROFESSION, VOCATION OR EMPLOYMENT
          ----            ---------------------     ----------------------------------
Norman R. Harvey........  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
Michael J. Hennewinkel..  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
N. John Hewitt..........  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
Philip L. Kirstein......  Senior Vice           Senior Vice President, General Counsel and
                           President, General    Secretary of FAM; Senior Vice President,
                           Counsel and           General Counsel, Director and Secretary of
                           Secretary             Princeton Services; Director of MLFD
Ronald M. Kloss.........  Senior Vice           Senior Vice President and Controller of
                           President and         FAM; Senior Vice President and Controller
                           Controller            of Princeton Services
Stephen M.M. Miller.....  Senior Vice           Executive Vice President of Princeton
                          President              Administrators, L.P.; Senior Vice
                                                 President of Princeton Services
Joseph T. Monagle, Jr. .  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
Michael L. Quinn........  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services; Managing
                                                 Director and First Vice President of
                                                 Merrill Lynch from 1985 to 1989
Richard L. Reller.......  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
Gerald M. Richard.......  Senior Vice           Senior Vice President and Treasurer of FAM;
                           President and         Vice President and Treasurer of MLFD;
                           Treasurer             Senior Vice President and Treasurer of
                                                 Princeton Services
Ronald L. Welburn.......  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
Anthony Wiseman.........  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, Boston, Massachusetts 02111-2633.

                                       (2)                        (3)
           (1)                POSITIONS AND OFFICES      POSITIONS AND OFFICES
           NAME                     WITH MLFD               WITH REGISTRANT
           ----               ---------------------      ---------------------
Terry K. Glenn............ President and Director       Executive Vice President
Arthur Zeikel............. Director                     President and Trustee
Philip L. Kirstein........ Director                     None
William E. Aldrich........ Senior Vice President        None
Robert W. Crook........... Senior Vice President        None
Kevin P. Boman............ Vice President               None
Michael J. Brady.......... Vice President               None
William M. Breen.......... Vice President               None
Mark A. DeSario........... Vice President               None
James T. Fatseas.......... Vice President               None
Michelle T. Lau........... Vice President               None
Debra W. Landsman-Yaros... Vice President               None
                           Vice President and
Gerald M. Richard......... Treasurer                    Treasurer
Richard L. Rufener........ Vice President               None
Salvatore Venezia......... Vice President               None
William Wasel............. Vice President               None
Robert Harris............. Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Fund-- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

(a) Not applicable.
(b) Not applicable.
(c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) OF THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 20TH DAY OF DECEMBER, 1996.

                                         Merrill Lynch U.S.A. Government
                                          Reserves (Registrant)


                                                /s/ Gerald M. Richard
                                         By ______________________________

                                              (GERALD M. RICHARD, TREASURER)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                       TITLE                 DATE

           Arthur Zeikel*              President and
-------------------------------------   Trustee (Principal
           (ARTHUR ZEIKEL)              Executive Officer)

         Gerald M. Richard*            Treasurer
-------------------------------------   (Principal
         (GERALD M. RICHARD)            Financial and
                                        Accounting
                                        Officer)

            Donald Cecil*              Trustee
-------------------------------------
           (DONALD CECIL)

           M. Colyer Crum*             Trustee
-------------------------------------
          (M. COLYER CRUM)

          Edward H. Meyer*             Trustee
-------------------------------------
          (EDWARD H. MEYER)

         Jack B. Sunderland*           Trustee
-------------------------------------
        (JACK B. SUNDERLAND)

         J. Thomas Touchton*           Trustee
-------------------------------------
        (J. THOMAS TOUCHTON)


                                                          December 20, 1996
     /s/ Gerald M. Richard
*By ____________________________

  (GERALD M. RICHARD, ATTORNEY-IN-
             FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER
 -------
  10     --Opinion of Brown & Wood LLP, counsel for Registrant.
  11     --Consent of Deloitte & Touche LLP, independent auditors for
         Registrant.
  17     --Financial Data Schedule.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                        LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                            OR IMAGE IN TEXT
------------------------                    ---------------------
Compass plate, circular                  Back cover of Prospectus and
graph paper and Merrill Lynch             back cover of Statement of
logo including stylized market              Additional Information
bull